Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

18. Subsequent Events

(A) Dividends: On January 22, 2025, the Board of Directors of the Company declared a cash dividend per share of $0.15 for the fourth quarter of 2024 payable on February 12, 2025, to shareholders of record on February 6, 2025.

(B) Common shares sale agreement: In January 2025, the Company entered into an open-market sale agreement with Jefferies LLC (“Jefferies”) under which the Company may sell, from time to time, through Jefferies, as its sales agent, new common shares having an aggregate offering amount of up to $75,000. The open-market sale agreement provides that Jefferies, when it is acting as the Company’s sales agent, will be entitled to compensation of up to 2.5% of the gross sales price of the common shares sold through Jefferies from time to time.